UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report July 28, 2010
(Date of earliest event reported)

Commission File Number 0-16211

DENTSPLY International Inc.
(Exact name of registrant as specified in its charter)

Delaware	39-1434669
(State of Incorporation)	(IRS Employer Identification No.)

221 West Philadelphia Street, York, Pennsylvania	17405-0872
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:
(717) 845-7511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As the result of changes in her career and her career decisions, Dr. Wendy Dixon tendered her resignation from the Board of Directors of DENTSPLY International Inc., which was accepted by the Board, effective July 28, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENTSPLY INTERNATIONAL INC.

/s/ Brian M. Addison
Brian M. Addison
Vice President, Secretary and General Counsel

Date: July 30, 2010